Business Operations	12 Months Ended
Dec. 31, 2016
Risks and Uncertainties [Abstract]
Business Operations
Business Operations
Significant Customers
The following table presents total revenues and percentage of total revenues for customers that accounted for more than 10% of the Company’s total revenues during the periods presented. Total revenues from customers attributable to the Entities under Common Control are included in the table.

	Year Ended December 31,
	2016	2015	2014
Statoil ASA (2)	(1)	(1)	$42.6	million

(1)	Less than 10% of the total revenues

(2)	Conventional tanker segment
Concentration of Credit Risk
There is a concentration of credit risk with respect to the total amounts due from affiliates and pool receivables from affiliates with these amounts being due from affiliates of Teekay as at December 31, 2016 (see note 15j).